                                                                   Exhibit 4.2



------------------------------------------------------------------------------


                            SECOND TERMS SUPPLEMENT

                                     TO THE

                                   INDENTURE

                           DATED AS OF MARCH 27, 1997

                                    between

                            PNC STUDENT LOAN TRUST I

                                      and

                             BANKERS TRUST COMPANY

                               Indenture Trustee

                          ----------------------------


                           Dated as of June __, 1997

                         -----------------------------

                                    Securing

                                 $1,030,000,000

            PNC STUDENT LOAN TRUST I STUDENT LOAN ASSET BACKED NOTES

                                 SERIES 1997-2

------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                           Page
                               ARTICLE I.                                  ----
                              DEFINITIONS

                              ARTICLE II.
                   AUTHORIZATION, TERMS AND ISSUANCE

     SECTION 2.1.  Authorization of Series 1997-2 Notes........................6
     SECTION 2.2.  Purposes....................................................6
     SECTION 2.3.  Terms of Series 1997-2 Notes................................6
     SECTION 2.4   Series 1997-2 Notes.........................................8
     SECTION 2.5.  Class Interest Rates.......................................10
     SECTION 2.6.  Additional Provisions Regarding the
                   Class Interest Rates on the Series
                   1997-2 Notes...............................................11

                                  ARTICLE III
                                 DISTRIBUTIONS

     Section 3.1.  Distributions of Interest and Principal....................12

                                   ARTICLE IV
                                 MISCELLANEOUS

     SECTION 4.1.  Issuer for This Second Terms Supplement....................12
     SECTION 4.2.  Counterparts...............................................12
     SECTION 4.3.  Indenture Constitutes a Security
                   Agreement..................................................12
     SECTION 4.4.  Governing Law..............................................13
     SECTION 4.5.  Ratification of Indenture..................................13

EXHIBIT A-1       Form of LIBOR Rate Note
EXHIBIT A-2       Form of Fixed Rate Note
EXHIBIT A-3       Form of Class B Note

                  SECOND TERMS SUPPLEMENT, dated as of June __, 1997, between PNC STUDENT LOAN TRUST I, a Delaware business trust (the "Issuer") acting through THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"), and BANKERS TRUST COMPANY, a New York banking corporation duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of New York, with its principal corporate trust office in New York, New York (the "Indenture Trustee"), as Indenture Trustee under an Indenture dated as of March 27, 1997 (the "Indenture").

                             PRELIMINARY STATEMENT

                  Section 2.3 of the Indenture provides, among other things, that the Issuer, as provided in the Trust Agreement, and the Indenture Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Notes and to specify certain terms of such Series of Notes. The Issuer has duly authorized the creation of a Series of Notes in an aggregate principal amount not to exceed $1,030,000,000 to be known as the Issuer's Asset Backed Notes, Series 1997-2 (the "Series 1997-2 Notes"), and the Issuer and the Indenture Trustee are executing and delivering this Second Terms Supplement in order to provide for the Series 1997-2 Notes. Except as otherwise specified herein, or as the context may require, capitalized terms used but not defined herein shall have the meanings set forth in Appendix A to the Transfer and Servicing Agreement dated as of June __, 1997 (the "Transfer and Servicing Agreement") among the Issuer, PNC Bank, National Association as Transferor, Administrator and Master Servicer (in such capacities, the "Transferor", the "Administrator" and the "Master Servicer," respectively) and the Eligible Lender Trustee which Appendix A also contains rules as to usage that shall be applicable herein.

                                GRANTING CLAUSES

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Series 1997-2 Notes and such Swap Counterparty, all of the Issuer's right, title and interest in and to (a) the Financed Student Loans listed in Schedule A to the Transfer and Servicing Agreement (as such Schedule may be amended from time to time including, but not limited to by the acquisition by the Trust during the Exchange Period of Exchanged Student Loans) and all obligations of the Obligors thereunder (other than Interest Subsidy Payments and Special Allowance Payments payable through the Cut-Off Date (or with respect to the Exchange Student Loans, the applicable

Subsequent Cut-of Date), including all moneys paid thereunder other than Interest Subsidy Payments and Special Allowance Payments payable through the Cut-Off Date, and all written communications received by the Transferor with respect thereto and still retained by the Transferor in accordance with its retention policies (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), after the close of business on June 6, 1997 (the "Cut-Off Date") (or with respect to the Exchanged Student Loans, the applicable Subsequent Cut-off Date), (b) all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account and the Certificate Monthly Advance Account) and in all investments and proceeds thereof (including all income thereon), (c) all proceeds of the foregoing, including without limitation any proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Series 1997-2 Notes and the Swap Agreements, equally and ratably without prejudice, priority or distinction, between any Note and any other Note by reason of difference in time of issuance or otherwise except to the extent that the Class A Notes and accounts owed to each Counterparty with respect to Trust Swap Payments are senior in right of payment to the Class B Notes and except as otherwise described herein, in the Indenture or any other Basic Document, and to secure (i) the payment of all amounts due on the Series 1997-2 Notes, as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture, this Second Terms Supplement or any other Basic Document with respect to the Series 1997-2 Notes and (iii) compliance with the provisions of the Indenture, this Second Terms Supplement or any other Basic Document with respect to the Series 1997-2 Notes, all as provided in the Indenture and this Second Terms Supplement.

         The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture and agrees to perform the duties herein or therein required.

                                   ARTICLE I.

                                  DEFINITIONS

         In addition to the definitions set forth in Appendix A to the Transfer and Servicing Agreement, the following terms shall be as defined below.

                  "Authorized Denominations" means, with respect to each Class of Series 1997-2 Notes, $50,000 and integral multiples of $1,000 in excess thereof.

                  "Book-Entry Form" or "Book-Entry System" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book-entry, (ii) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (iii) the book-entry is the record that identifies the owners of beneficial interests in that principal and interest.

                  "Class A Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes and the Class A-9 Notes.

                  "Class A-1 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-2 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-3 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-4 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-5 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-6 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-7 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-8 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class A-9 Notes" has the meaning set forth in Section 2.1 herein.

                  "Class B Notes" has the meaning set forth in Section 2.1 herein.

                  "Class Initial Rate" means for the LIBOR Rate Notes (i) _______% per annum with respect to the Class A-1 Notes, (ii) ____% per annum with respect to the Class A-8 Notes, (iii) ___% per annum with respect to the Class A-9 Notes and (iv) ____% per annum with respect to the Class B Notes.

                  "Class Interest Rate" means with respect to (i) the LIBOR Rate Notes, each variable rate of interest per annum borne by a Class of LIBOR Rate Notes during each Interest Period and determined in accordance with the provisions of Sections 2.4 and 2.5 hereof, (ii) the Class A-2 Notes _____% per annum, (iii) the Class A-3 Notes _____% per annum, and (iv) the Class A-4 Notes ____% per annum (v) the Class A-5 notes, ______% per annum, (vi) the Class A-6 Notes, _____% per annum and (vii) the Class A-7 notes, _____% per annum; provided, however, that in the case of an Event of Default the Class Interest Rate for each Class of Series 1997-2 Notes shall equal the [applicable] Non-Payment Rate for such Class of Series 1997-2 Notes.

                  "Effective Interest Rate" means, for any Financed Student Loan and any Collection Period, the per annum rate at which such Financed Student Loan accrues interest during such Collection Period after giving effect to all applicable Interest Subsidy Payments and Special Allowance Payments due with respect to such Financed Student Loan.

                  "Final Maturity Date" means (i) July 25, 1998 with respect to the Class A-1 Notes, (ii) January 25, 2000 with respect to the Class A-2 Notes, (iii) January 25, 2001 with respect to the Class A-3 Notes, (iv) January 25, 2002 with respect to the Class A-4 Notes, (v) January 25, 2003 with respect to the Class A-5 Notes, (vi) January 25, 2004 with respect to the Class A-6 Notes, and (vii) January 25, 2007 with respect to the Class A-7 Notes, and
(viii) January 25, 2008 with respect to the Class A-8 Notes, and (ix) January 25, 2017 with respect to the Class A-9 Notes, and (x) January 25, 2027 with respect to the Class B Notes.

                  "Fixed Rate Notes" means the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes and the Class A-7 Notes.

                  "Initial Interest Period" means, as to each Class of Series 1997-2 Notes, the period commencing on the Closing Date and continuing through (and including) July 24, 1997.

                  "Interest Period" means, with respect to each Class of Series 1997-2 Notes, the Initial Interest Period and, thereafter, each period commencing on the 25th day of each month and ending on (and including) the 24th day of the following month or the Final Maturity Date of such Class, as applicable (provided that for any Interest Period ending immediately prior to a Distribution Date, such Interest Period shall end on the day immediately preceding such Distribution Date and the next Interest Period will begin on such Distribution Date).

                  "Interest Rate" means, with respect to each Class of the Series 1997-2 Notes, the rate of interest per annum borne by such Class as of the time referred to, including, without limitation, the related Class Initial Rate and the related "LIBOR Rate Adjustment Date" means the date on which a Class Interest Rate for a Class of LIBOR Rate Notes is effective, which is the 15th day of each calendar month.

                  "LIBOR Rate Determination Date" means the date which is both two Business Days and two London Banking Days immediately preceding the related LIBOR Rate Adjustment Date.

                  "LIBOR Rate Notes" means the Class A-1 Notes, the Class A-8 Notes, the Class A-9 Notes and the Class B Notes.

                  "Net Loan Rate" means for any Interest Period, the weighted average Effective Interest Rate for the Collection Period immediately preceding the last day of such Interest Period, less the Program Operating Expense Percentage (or less __% per annum during the period from the Closing Date through December 31, 1998).

                  "Non-Payment Rate" means (i) for each Class of LIBOR Rate Notes, One-Month LIBOR plus __% and (ii) for the Fixed Rate Notes, _________.

                  "Noteholders' Interest Carryover" means, with respect to any Interest Period for any Class of LIBOR Rate Notes for which the Class Interest Rate for such Interest Period is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest such Class of LIBOR Rate Notes would have accrued in respect of the related Interest Period had interest been calculated based on the applicable Class Interest Rate (without giving effect to the Net Loan Rate) over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR; provided, however, that, with respect to any Class of LIBOR Rate Notes, on the related Final Maturity Date, the portion of the Noteholders' Interest Carryover allocable to such Class of LIBOR Rate Notes will be equal to the lesser of (i) the Noteholders' Interest Carryover on such date determined as described above and
(ii) the amount of funds, if any, required and available to be distributed to such Class of LIBOR Rate Notes on such date pursuant to Sections ____ and ____ of the Transfer and Servicing Agreement.

                  "Second Terms Supplement" means this Second Terms Supplement, as from time to time amended or supplemented.

                  "Series 1997-2 Notes" has the meaning set forth in the Preliminary Statement.

                                  ARTICLE II.

                       AUTHORIZATION, TERMS AND ISSUANCE

                  SECTION 2.1. Authorization of Series 1997-2 Notes. There is hereby authorized the borrowing of funds, and to evidence such borrowing there are hereby authorized ten (10) Classes of Series 1997-2 Notes (collectively, the "Series 1997-2 Notes"), designated as (i)the "PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class A-1 Asset Backed Notes" (the "Class A-1 Notes") in the aggregate principal amount of $90,000,000, (ii) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-2 Asset Backed Notes" (the "Class A-2 Notes") in the aggregate principal amount of $107,000,000, (iii) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-3 Asset Backed Notes" (the "Class A-3 Notes"), in the aggregate principal amount of $107,000,000, (iv) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-4 Asset Backed Notes" (the "Class A-4 Notes"), in the aggregate principal amount of $102,000,000, (v) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-5 Asset Backed Notes" (the "Class A-5 Notes"), in the aggregate principal amount of $94,000,000, (vi) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-6 Asset Backed Notes" (the "Class A-6 Notes"), in the aggregate principal amount of $72,500,000, (vii) the "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class A-7 Asset Backed Notes" (the

"Class A-7 Notes"), in the aggregate principal amount of $121,000,000, (viii) the "PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class A-8 Asset Backed Notes" (the "Class A-8 Notes"), in the aggregate principal amount of $175,000,000, (ix) the "PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class A-9 Asset Backed Notes" (the "Class A-9 Notes"), in the aggregate principal amount of $125,450,000, (x) the "PNC Student Loan Trust I, Series 1997-2, Subordinate LIBOR Rate Class B Asset Backed Notes" (the "Class B Notes") in the aggregate principal amount of $36,050,000.

                  SECTION 2.2. Purposes. The Series 1997-2 Notes are authorized to finance the acquisition by the Issuer of Financed Student Loans, and to make deposits to the Trust Accounts required hereby.

                  SECTION 2.3. Terms of Series 1997-2 Notes. The Series 1997-2 Notes shall be issued in fully registered form, in substantially the form set forth in Exhibit A-1 hereof (with respect to the Class A Notes, that are LIBOR Rate Notes), in Exhibit A-2 (with respect to the Class A Notes that are Fixed Rate Notes) and in Exhibit A-3 (with respect to the Class B Notes), in each case with such variations, omissions and insertions as may be required by the circumstances, as may be required or permitted by the Indenture and this Second Terms Supplement, or be consistent with the Indenture and this Second Terms Supplement and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

                  The Series 1997-2 Notes may be issued only in Authorized Denominations. The Series 1997-2 Notes shall be dated as of the Closing Date. Each Class of Series 1997-2 Notes shall mature on its Final Maturity Date. Each Class of Series 1997-2 Notes shall be numbered consecutively from 1 upwards with the prefix A-1-(with respect to the Class A-1 Notes), A-2-(with respect to the Class A-2 Notes, A-3- (with respect to the Class A-3 Notes), A-4- (with respect to the Class A-4 Notes), A-5- (with respect to the Class A-5 Notes), A-6- (with respect to the Class A-6 Notes), A-7- (with respect to the Class A-7 Notes), A-8- (with respect to the Class A-8 Notes), A-9- (with respect to the Class A-9 Notes) and B-(with respect to the Class B Notes) preceding each number. The Series 1997-2 Notes shall be issued to a Securities Depository for use in a Book-Entry System in accordance with the provisions of Section 2.14 of the Indenture.

                  Interest on each Series 1997-2 Note shall accrue on the Outstanding Amount of such Series 1997-2 Note until such Series 1997-2 Note has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the Closing Date or the most recent Distribution Date to which interest has been paid or duly provided for. Each Series 1997-2 Note shall bear interest at an interest rate determined in accordance with the provisions and subject to the limitations set forth herein, and interest on Series 1997-2 Notes shall be paid for the related Interest Period on each Quarterly Distribution Date (on each Distribution Date in the case of the Class of A-1 Notes) and on each date of payment of principal thereof to the extent of interest accrued on the principal then being paid.

                  Principal will be paid to the Series 1997-2 Notes on each Quarterly Distribution Date (on each Distribution Date in the case of the Class of A-1 Notes) in an amount equal to the Noteholder's Principal Distribution Amount on such Distribution Date or Distribution Date as the case may be in the order and priorities set forth in the Transfer and Servicing Agreement and the Indenture.

                  Except as otherwise set forth in the Indenture and the Transfer and Servicing Agreement, the rights of the Holders of the Class B Notes to receive distributions with respect to interest shall be subordinated to the prior rights of the Holders of the Class A Notes to receive all payments of interest to which they are entitled and each Swap Counterparty to receive each Trust Swap Payment to which it is entitled and, after each Class of Series 1997-2 Notes has received the full amount of interest to which it is entitled and each Swap Counterparty has received the full amount of all Trust Swap Payments to which it is entitled, the rights of the Holders of the Class B Notes to receive distributions with respect to principal shall be subordinated to the prior rights of the Holders of the Class A Notes to receive all payments of principal to which they are entitled.

                  SECTION 2.4 Series 1997-2 Notes. (a) Until the initial LIBOR Rate Adjustment Date, each Class of LIBOR Rate Notes shall bear interest at the Class Initial Rate for such Class. Thereafter, (i) the Class A-1 Notes shall bear interest during each Interest Period at a Class Interest Rate equal to the lesser of (x) One-Month LIBOR less ____% and (y) the Net Loan Rate; (ii) the Class A-8 Notes shall bear interest during each Interest Period at a Class Interest Rate equal to the lesser of (x) One-Month LIBOR plus ____% and (y) the Net Loan Rate; (iii) the Class A-9 Notes shall bear interest during each Interest Period at a Class Interest Rate equal to the lesser of (x) One-Month LIBOR plus ____% and (y) the Net Loan Rate; and

(iv) the Class B Notes shall bear interest during each Interest Period at a Class Interest Rate equal to the lesser of (x) One-Month LIBOR plus ____% and
(y) the Net Loan Rate. Each Class of Fixed Rate Notes shall bear interest during each Interest Period, including the Initial Interest Period at the Class Interest Rate applicable to such Class of Fixed Rate Notes. Notwithstanding the foregoing in no event shall the Class A-8 Notes, the Class A-9 Notes or the Class B Notes bear interest during any Interest Period at a rate greater than 18.0% per annum.

                  (b) With respect to the LIBOR Rate Notes, during each Interest Period, interest at the related Class Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed in such Interest Period on the basis of a year consisting of 360 days. With respect to the Fixed Rate Notes, during each Interest Period, interest at the related Class Interest Rate shall accrue daily and shall be computed of 12 months of 30 days each.

                  (c) If an Event of Default shall have occurred, the Class Interest Rate on each Class of the Series 1997-2 Notes for the Interest Period commencing on or immediately after such Event of Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Event of Default is cured in accordance with the Indenture and this Second Terms Supplement, shall equal the Non-Payment Rate on the first day of each such Interest Period;

                  (d) If for any Interest Period the Class Interest Rate for a Class of LIBOR Rate Notes (without giving effect to the Net Loan Rate) is greater than the Net Loan Rate, then the Class Interest Rate applicable to such Class of LIBOR Rate Notes for that Interest Period will be the Net Loan Rate. If the Class Interest Rate applicable to such Class of LIBOR Rate Notes for any Interest Period is the Net Loan Rate, the Master Servicer shall determine the

Noteholders' Interest Carryover, if any, with respect to such Class of LIBOR Rate Notes for such Interest Period. Such Noteholders' Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Master Servicer from the Distribution Date for the Interest Period with respect to which such Noteholders' Interest Carryover was calculated, until paid. For purposes of this Second Terms Supplement, any reference to "principal" or "interest" herein shall not include within the meaning of such words Noteholders' Interest Carryover or any interest accrued on any such Noteholders' Interest Carryover. Such Noteholders' Interest Carryover shall be separately calculated for each LIBOR Rate Note of such Class by the Master Servicer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Noteholders' Interest Carryover as required in the next succeeding sentence. On the Distribution Date for an Interest Period with respect to which such Noteholders' Interest Carryover for a Class of LIBOR Rate Notes has been calculated by the Master Servicer, the Indenture Trustee shall give written notice to each Noteholder of the applicable Class of the Noteholders' Interest Carryover applicable to each Noteholder's LIBOR Rate Note of such Class, which written notice may be included in any other written statement sent by the Indenture Trustee to such Noteholders, and shall be mailed on such Distribution Date by first-class mail, postage prepaid, to each such Noteholder at such Noteholder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Noteholders' Interest Carryover, that, unless and until the Final Maturity Date for such Class of LIBOR Rate Notes has occurred (after which all accrued Noteholders' Interest Carryover (and all accrued interest thereon) that remains unpaid shall be canceled and no Noteholders' Interest Carryover (and interest accrued thereon) shall be paid with respect to a LIBOR Rate Note of such Class), (i) the Noteholders' Interest Carryover (and interest accrued thereon calculated at a rate equal to One-Month LIBOR shall be paid by the Indenture Trustee on a LIBOR Rate Note of such Class on the first occurring Distribution Date for a subsequent Interest Period if and to the extent that (1) during such Interest Period no additional Noteholders' Interest Carryover is accruing on such Class of LIBOR Rate Notes and (2) moneys are available pursuant to the terms of this Second Terms Supplement and the Transfer and Servicing Agreement in an amount sufficient to pay all or a portion of such Noteholders' Interest Carryover and (ii) interest shall accrue on the Noteholders' Interest Carryover at a rate equal to One-Month LIBOR until such Noteholders' Interest Carryover is paid in full or the related Final Maturity Date occurs.

                  The Noteholders' Interest Carryover for a Class of LIBOR Rate Notes shall be paid by the Indenture Trustee on Outstanding LIBOR Rate Notes of such Class on the first occurring Distribution Date for a subsequent Interest Period if and to the extent that during such Interest Period no additional Noteholders' Interest Carryover is accruing on such Class of LIBOR Rate Notes. Any Noteholders' Interest Carryover (and any interest accrued thereon) on any LIBOR Rate Note which is due and payable on the related Final Maturity Date shall be paid to the Noteholder thereof on said Final Maturity Date to the extent that moneys are available therefor in accordance with the provisions of this Second Terms Supplement and the Transfer and Servicing Agreement; provided, however, that any Noteholders' Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Final Maturity Date shall be canceled with respect to said LIBOR Rate Notes on said Final Maturity Date. To the extent that any portion of the Noteholders' Interest Carryover for a Class of LIBOR Rate Notes remains unpaid after payment of a portion thereof, such unpaid portion of the Noteholders' Interest Carryover shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the next occurring Distribution Date or Dates, as necessary, for a subsequent Interest Period or Periods for such Class, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Distribution Date on which the Indenture Trustee pays only a portion of the Noteholders' Interest Carryover on a LIBOR Rate Note of such Class, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholders of such LIBOR Rate Note receiving such partial payment of the Noteholders' Interest Carryover remaining unpaid on such LIBOR Rate Note.

                  (e) In the event that the Master Servicer no longer determines, or fails to determine, when required, the Class Interest Rate with respect to a Class of LIBOR Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable by a court of competent jurisdiction, the Class Interest Rate for the next succeeding Interest Period for such Class of LIBOR Rate Notes shall be the Net Loan Rate as determined by the Master Servicer (which is responsible for notifying the Indenture Trustee of such Net Loan Rate), for such next succeeding Interest Period.

                  SECTION 2.5. Class Interest Rates. On each LIBOR Rate Determination Date, the Master Servicer shall determine the Class Interest Rate for each Class of LIBOR Rate Notes that will be applicable to the Interest Period following such LIBOR Rate Determination Date (without giving effect to the Net Loan
Rate). In connection therewith, the Master Servicer shall calculate One-Month LIBOR and shall notify the Indenture Trustee and the Eligible Lender Trustee of One-Month LIBOR. If an Event of Default shall have occurred, the Master Servicer shall calculate the Non-Payment Rate applicable to the LIBOR Rate Notes on the LIBOR Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Event of Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Event of Default. The determination by the Master Servicer of One-Month LIBOR shall (in the absence of manifest error) be final and binding upon all parties. On each LIBOR Rate Determination Date, the Master Servicer also shall determine the Net Loan Rate for the related Interest Period. Based upon such calculations, the Master Servicer shall determine the Class Interest Rate applicable to each Class of LIBOR Rate Notes for the applicable Interest Period.

                  SECTION 2.6. Additional Provisions Regarding the Class Interest Rates on the Series 1997-2 Notes. The determination of a Class Interest Rate by the Indenture Trustee or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Class of Series 1997-2 Notes to which such Class Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

                  In no event shall the cumulative amount of interest paid or payable on a Class of Series 1997-2 Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Series 1997-2 Notes of such Class under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Series 1997-2 Notes of such Class or related documents) calculated from the date of issuance of the Series 1997-2 Notes of such Class through any subsequent day during the term of the Series 1997-2 Notes of such Class or otherwise prior to payment in full of the Series 1997-2 Notes of such Class exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Series 1997-2 Notes of such Class or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Series 1997-2 Notes of such Class, or if the acceleration of the maturity of the Series 1997-2 Notes of such Class results in payment to or receipt by the Noteholder or any former Noteholder of the Series 1997-2 Notes of such Class of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Series 1997-2 Notes of such Class or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Series 1997-2 Notes of such Class shall be credited on the principal balance of the Series 1997-2 Notes of such Class (or, if the Series 1997-2 Notes of such Class have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Series 1997-2 Notes of such Class and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Series 1997-2 Notes of such Class and under the related documents.

                                  ARTICLE III

                                 DISTRIBUTIONS

                  Section 3.1 Distributions of Interest and Principal. The Indenture Trustee shall make distributions from and to the several Trust Accounts in the manner provided for in Section 5.5 of the Transfer and Servicing Agreement, as such Section may be amended from time to time. All principal payments of Notes of any Class shall be made pro rata to the Holders of Notes of such Class. No later than each Determination Date, the Master Servicer shall compute the Principal Factor of each Class of Series 1997-2 Notes for the upcoming Distribution Date and shall notify the Indenture Trustee of such Principal Factors.

                                   ARTICLE IV

                                 MISCELLANEOUS

                  SECTION 4.1. Issuer for This Second Terms Supplement. This Second Terms Supplement is adopted pursuant to the provisions of the Indenture.

                  SECTION 4.2. Counterparts. This Second Terms Supplement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  SECTION 4.3. Indenture Constitutes a Security Agreement. This Second Terms Supplement constitutes a security agreement for the purposes of the Uniform Commercial Code.

                  SECTION 4.4. Governing Law. This Second Terms Supplement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 4.5. Ratification of Indenture. As supplemented by this Second Terms Supplement, the Indenture is in all respects ratified and confirmed, and the Indenture so supplemented by this Second Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Indenture contained herein is solely for purposes of the Series 1997-2 Notes, and shall have no effect on any other Series of Notes issued pursuant to the Indenture. If any term of this Second Terms Supplement conflicts with any term of the Indenture or any previously executed Terms Supplement, this Second Terms Supplement shall control for purposes of the Series 1997-2 Notes.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Terms Supplement to be duly executed as of the day and year first above written.

                                        PNC STUDENT LOAN TRUST I

                                        By: THE FIRST NATIONAL BANK OF CHICAGO,
                                            not in its individual capacity but
                                            solely as Eligible
                                        Lender Trustee

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Indenture Trustee,

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

STATE OF NEW YORK,     )
                       )   ss.:

COUNTY OF NEW YORK,    )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _____________ of THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Eligible Lender Trustee of PNC STUDENT LOAN TRUST I, a Delaware trust, and that he executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of June,
1997.

                                                  -----------------------------
                                                  Notary Public in and for
                                                  the State of New York.

[SEAL]

My commission expires:

----------------------

STATE OF NEW YORK,     )
                       )   ss.:

COUNTY OF NEW YORK,    )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said BANKERS TRUST COMPANY, a New York banking corporation, and that she executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of June,
1997.



                                                  -----------------------------
                                                  Notary Public in and for
                                                  the State of New York.

[SEAL]

My commission expires:

----------------------

                                  EXHIBIT A-1

                        [FORM OF SENIOR LIBOR RATE NOTE]

                    PNC STUDENT LOAN TRUST I, SERIES 1997-2
          SENIOR LIBOR RATE CLASS [A-1] [A-8] [A-9] ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR INTEREST IN PNC BANK, NATIONAL ASSOCIATION, THE FIRST NATIONAL BANK OF CHICAGO, FIRST CHICAGO DELAWARE, INC. OR BANKERS TRUST COMPANY.

THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.


No.  A-[1][8][9]-_____
                                                                    $__________
                       FINAL                         CLASS
                     MATURITY          DATED       INTEREST
    Class              DATE            DATE          RATE         CUSIP
    -----              ----            ----          ----         -----

 [A-1][A-8]                                         One-Month
    [A-9]                                         LIBOR [-] [+]
                                                 ____% as herein
                                                    provided

REGISTERED NOTEHOLDER:                         CEDE & CO.
                                  -----------------------------------
PRINCIPAL AMOUNT:

                  PNC BANK STUDENT LOAN TRUST I, a Delaware business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of Bankers Trust Company, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture dated as of March 27, 1997 (the "Indenture"), as supplemented by the Second Terms Supplement dated as of June __, 1997, (the "Second Terms Supplement" and, together with the Indenture, the "Indenture") between the Issuer and Bankers Trust Company, as Indenture Trustee.

                  This is one of a duly authorized issue of notes of the Issuer designated as "PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class [A-1][A-8][A-9] Asset Backed Notes", in the aggregate principal amount of $_________ (herein referred to as the "Class [A-1][A-8][A-9] Notes" together with the PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class [A-1][A-8][A-9] Asset Backed Notes (the "Class [A-1][A-8][A-9] Notes"), the PNC Student Loan Trust I, Series 1997-2, Senior LIBOR Rate Class [A-1][A-8][A-9] Asset Backed Notes (the "Class [A-1] [A-8] [A-9] Notes") and the PNC Student Loan Trust I, Subordinate LIBOR Rate Class B Asset Backed Notes (the "Class B Notes and together with the Class [A-1] [A-8] [A-9] and Class [A-1] [A-8]
[A-9] Notes, the "LIBOR Rate Notes" and together with the Fixed Rate Notes, the "Notes") issued under the Indenture. The Notes are issued to finance the acquisition of Financed Student Loans by the Trust, and to make certain deposits into the Pledged Accounts.

                  The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders and each Swap Counterparty all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this LIBOR Rate Note, the registered owner hereof assents to all of the provisions of the Indenture.

                  Distributions of principal and interest will made on each [Quarterly] Distribution Date to the holders of this LIBOR Rate Note in the manner described in the Transfer and Servicing Agreement.

                  If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

                  If an Event of Default shall have occurred, the Class Interest Rate on each Class of Notes for the Interest Period commencing on or immediately after such Event of Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Event of Default is cured in accordance with the Indenture, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

                  The holder of this LIBOR Rate Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

                  The transfer of this LIBOR Rate Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this LIBOR Rate Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this LIBOR Rate Note a new LIBOR Rate Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this LIBOR Rate Note and bearing the same interest as this LIBOR Rate Note.

                  In any case where the date fixed for the payment of principal of or interest on this LIBOR Rate Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

                  It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this LIBOR Rate Note have happened, do exist and have been performed in due time, form and manner as required by law.

                  This LIBOR Rate Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

                  IN WITNESS WHEREOF, the Issuer has caused this LIBOR Rate Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of an Assistant Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                    PNC STUDENT LOAN TRUST I

                                    By:  THE FIRST NATIONAL BANK OF CHICAGO,
                                         not in its individual capacity but
                                         solely as Eligible Lender Trustee

                                    By:
                                        ------------------------------------

                         CERTIFICATE OF AUTHENTICATION

                  This Note is one of the LIBOR Rate Notes designated in and issued under the provisions of the within mentioned Indenture.

BANKERS TRUST COMPANY
New York, New York, as
Indenture Trustee

By:
   ---------------------------
    Authorized Representative

Date of Authentication:

---------------------------

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _________________________, the within Note and irrevocably appoints _________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      ----------------                          ------------------------------
NOTICE:  The signature to                       Signature Guaranteed:
this assignment must
correspond with the name as
it appears upon the face of                     ------------------------------
the within Note in every par-
ticular, without any alter-
ation whatsoever.

Name and Address:
                 ------------------------------------

Tax Identification Number or
Social Security Number(s):
                          ---------------------------

                                  EXHIBIT A-2

                        [FORM OF SENIOR FIXED RATE NOTE]

                    PNC STUDENT LOAN TRUST I, SERIES 1997-2
  SENIOR FIXED RATE CLASS [A-2][A-3] [A-4] [A-5] [A-6] [A-7] ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR INTEREST IN PNC BANK, NATIONAL ASSOCIATION, THE FIRST NATIONAL BANK OF CHICAGO, FIRST CHICAGO DELAWARE, INC. OR BANKERS TRUST COMPANY.

THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

No. [A-2] [3] [4] [5] [6] [7]                                  $__________


                       FINAL                         CLASS
                     MATURITY          DATED       INTEREST
    Class              DATE            DATE          RATE         CUSIP
    -----              ----            ----          ----         -----


                                                     -----%



[A-2] [A-3]
[A-4] [A-5]
[A-6] [A-7]

REGISTERED NOTEHOLDER:                         CEDE & CO.
                                  -----------------------------------
PRINCIPAL AMOUNT:

                  PNC BANK STUDENT LOAN TRUST I, a Delaware business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of Bankers Trust Company, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture dated as of March 27, 1997 (the "Indenture"), as supplemented by the Second Terms Supplement dated as of June __, 1997, (the "Second Terms Supplement" and, together with the Indenture, the "Indenture") between the Issuer and Bankers Trust Company, as Indenture Trustee.

                  This is one of a duly authorized issue of notes of the Issuer designated as "PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-2][A-3][A-4][A-5][A-6][A-7] Asset Backed Notes", in the aggregate principal amount of $_________ (herein referred to as the "Class [A-2][A-3][A-4][A-5][A-6][A-7] Notes" together with the PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-2][A-3][A-4][A-5][A-6][A-7] Asset Backed Notes (the "Class [A-2][A-3][A-4][A-5][A-6][A-7] Notes"), the PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-1][A-3][A-4][A-5][A-6][A-7] Asset Backed Notes (the "Class [A-2][A-3][A-4][A-5][A-6][A-7] Notes"), the PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-2][A-3][A-4][A-5][A-6][A-7] Asset Backed Notes (the "Class [A-2][A-3][A-4][A-5][A-6][A-7] Notes"), the PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-2][A-3][A-4][A-5][A-6][A-7] Asset Backed Notes (the "Class [A-2][A-3][A-4][A-5][A-6][A-7] Note"), the PNC Student Loan Trust I, Series 1997-2, Senior Fixed Rate Class [A-2] [A-3] [A-4] [A-5] [A-6] [A-7] Asset Backed Notes (the "Class [A-2] [A-3] [A-4] [A-5] [A-6]
[A-7] Notes") the "Fixed Rate Notes" and together with the LIBOR Rate Notes, the "Notes")issued under the Indenture. The Notes are issued to finance the acquisition of Financed Student Loans by the Trust, and to make certain deposits into the Pledged Accounts.

                  The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders and each Swap Counterparty all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the rights, duties and immunities of the Indenture

Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Fixed Rate Note, the registered owner hereof assents to all of the provisions of the Indenture.

                  Distributions of principal and interest will made on each Quarterly Distribution Date to the holders of this Fixed Rate Note in the manner described in the Transfer and Servicing Agreement until the principal balance of this Fixed Rate Notes is reduced to zero

                  If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

                  If an Event of Default shall have occurred, the Class Interest Rate on each Class of Notes for the Interest Period commencing on or immediately after such Event of Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Event of Default is cured in accordance with the Indenture, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

                  The holder of this Fixed Rate Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

                  The transfer of this Fixed Rate Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Fixed Rate Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Fixed Rate Note a new Fixed Rate Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Fixed Rate Note and bearing the same interest as this Fixed Rate Note.

                  In any case where the date fixed for the payment of principal of or interest on this Fixed Rate Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

                  It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this Fixed Rate Note have happened, do exist and have been performed in due time, form and manner as required by law.

                  This Fixed Rate Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

                  IN WITNESS WHEREOF, the Issuer has caused this Fixed Rate Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of an Assistant Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                    PNC STUDENT LOAN TRUST I

                                    By: THE FIRST NATIONAL BANK OF CHICAGO,
                                        not in its individual capacity but
                                        solely as Eligible Lender Trustee

                                    By:
                                       ------------------------------------

                         CERTIFICATE OF AUTHENTICATION

                  This Note is one of the Fixed Rate Notes designated in and issued under the provisions of the within mentioned Indenture.

BANKERS TRUST COMPANY
New York, New York, as
Indenture Trustee

By:
   ---------------------------
    Authorized Representative

Date of Authentication:

-----------------------------

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________, the within Note and irrevocably appoints ________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        --------------                      ----------------------------

NOTICE:  The signature to                   Signature Guaranteed:
this assignment must
correspond with the name as
it appears upon the face of                 ---------------------------
the within Note in every par-
ticular, without any alter-
ation whatsoever.

Name and Address:
                 ------------------------------------

Tax Identification Number or
Social Security Number(s):
                          ---------------------------

                                  EXHIBIT A-3

                     [FORM OF SUBORDINATE LIBOR RATE NOTE]

                    PNC STUDENT LOAN TRUST I, SERIES 1997-2

                SUBORDINATE LIBOR RATE CLASS B ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR INTEREST IN PNC BANK, NATIONAL ASSOCIATION, THE FIRST NATIONAL BANK OF CHICAGO, FIRST CHICAGO DELAWARE, INC. OR BANKERS TRUST COMPANY.

THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.



** 3 No.   B-_____
                                                                    $__________
                       FINAL                         CLASS
                     MATURITY          DATED       INTEREST
    Class              DATE            DATE          RATE         CUSIP
    -----              ----            ----          ----         -----

      B                                             One-Month
                                                  LIBOR + ___%
                                                    as herein
                                                    provided

REGISTERED NOTEHOLDER:                         CEDE & CO.
                                  -----------------------------------
PRINCIPAL AMOUNT:

                  PNC BANK STUDENT LOAN TRUST I, a Delaware business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of Bankers Trust Company, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture dated as of March 27, 1997 (the "Indenture"), as supplemented by the Second Terms Supplement dated as of June __, 1997, (the "Second Terms Supplement" and, together with the Indenture, the "Indenture") between the Issuer and Bankers Trust Company, as Indenture Trustee.

                  This is one of a duly authorized issue of notes of the Issuer designated as "PNC Student Loan Trust I, Series 1997-2, Subordinate LIBOR Rate Class B Asset Backed Notes", in the aggregate principal amount of $_________ (herein referred to as the "Class B Notes" together with the Class A Notes, the "Notes") issued under the Indenture. The Notes are issued to finance the acquisition of Financed Student Loans by the Trust, and to make certain deposits into the Pledged Accounts.

                  The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders and each Swap Counterparty all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Class B Note, the registered owner hereof assents to all of the provisions of the Indenture.

                  DISTRIBUTIONS OF INTEREST AND PRINCIPAL ON THE CLASS B NOTES ARE SUBORDINATED IN PRIORITY OF PAYMENT OF INTEREST AND PRINCIPAL TO DISTRIBUTIONS OF INTEREST AND PRINCIPAL ON THE CLASS A NOTES AS DESCRIBED IN THE SECOND TERMS SUPPLEMENT AND THE TRANSFER AND SERVICING AGREEMENT.

             **4 Distributions of principal and interest on this Class B Note will made to the holders of Class B Notes in the manner described in the Transfer and Servicing Agreement until the principal balance of the Class B Notes is reduced to zero. If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

                  If an Event of Default shall have occurred, the Class Interest Rate on each Class of Notes for the Interest Period commencing on or immediately after such Event of Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Event of Default is cured in accordance with the Indenture, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

                  The holder of this Class B Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

                  The transfer of this Class B Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Class B Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Class B Note a new Class B Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Class B Note and bearing the same interest as Class B Note.

                  In any case where the date fixed for the payment of principal of or interest on this Class B Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

                  It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this Class B Note have happened, do exist and have been performed in due time, form and manner as required by law.

                  This Class B Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

                  IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of an Assistant Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                    PNC STUDENT LOAN TRUST I

                                    By:  THE FIRST NATIONAL BANK OF CHICAGO,
                                         not in its individual capacity but
                                         solely as Eligible Lender Trustee

                                    By:
                                       -------------------------------------

                         CERTIFICATE OF AUTHENTICATION

                  This Note is one of the Class B Notes designated in and issued under the provisions of the within mentioned Indenture.

BANKERS TRUST COMPANY

New York, New York, as
Indenture Trustee

By:
   ----------------------------
    Authorized Representative

Date of Authentication:

-------------------------------

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________________, the within Note and irrevocably appoints ___________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      ----------------                      ------------------------------

NOTICE:  The signature to                   Signature Guaranteed:
this assignment must
correspond with the name as
it appears upon the face of                 ------------------------------
the within Note in every par-
ticular, without any alter-
ation whatsoever.

Name and Address:
                 ---------------------------------

Tax Identification Number or
Social Security Number(s):
                          ------------------------
                                       12